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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 16, 1999



                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
                      Conseco Finance Vehicle Trust 1999-B
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             (Exact name of registrant as specified in its charter)


          Delaware               333-91557-01               41-1859796
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(State or other jurisdiction     (Commission              (IRS employer
     of incorporation)           file number)          identification No.)



 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

          On December 16, 1999, the Registrant issued $575,000,000 in aggregate principal amount of Floating Rate Asset-Backed Notes. The Class A and Class M notes were sold pursuant to a prospectus supplement, dated December 10, 1999, to a prospectus dated December 10, 1999.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.



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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.  Description
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                  4.1       Trust Agreement between Conseco Finance
                            Securitizations Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of December 1, 1999.

                  4.2 Sale and Servicing Agreement between Conseco Finance Vehicle Trust 1999-B, Conseco Finance Corp., as Originator, Servicer and Guarantor, and Conseco Finance Securitizations Corp., as Seller, dated as of December 1, 1999.

                  4.3 Indenture between Conseco Finance Vehicle Trust 1999-B, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of December 1, 1999.

                  4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of December 1, 1999.

                  4.5 Administration Agreement among Conseco Finance Vehicle Trust 1999-B, as Issuer, Conseco Finance Securitizations Corp., as Administrator, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of December 1, 1999.

                  5.1       Opinion of Dorsey & Whitney LLP as to legality.

                  8.1 Tax opinion of Dorsey & Whitney LLP dated December 16, 1999, relating to tax matters.

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSECO FINANCE SECURITIZATIONS CORP.


                                   By: /s/ Phyllis A. Knight
                                       ----------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer

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